UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2012

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2012, Lionbridge Technologies, Inc. (the "Company") entered into a Unit Purchase Agreement (the "UPA") with and among Steven R. Booher and Steven R. Booher as Trustee of the Steven R. Booher Declaration of Trust dated May 25, 2011 (the "Seller"), providing for the acquisition on June 1, 2012 by the Company of all of the outstanding units of Productive Resources, LLC. ("PRI") held by Seller, for consideration of approximately $12 million in cash, subject to adjustments for closing working capital, cash positions and other customary post-closing events. The consideration is being satisfied using $10 million of the Company’s existing cash resources and revolving line of credit, as well as a $2 million note payable.

A copy of the UPA is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary description of the terms of the transaction is qualified in its entirety by reference to the UPA.

The Company issued a press release regarding its acquisition of PRI, which is attached as Exhibit 99.1 to this report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 1, 2012, Lionbridge Technologies, Inc. (the "Company") entered into a Unit Purchase Agreement (the "UPA") with and among Steven R. Booher and Steven R. Booher as Trustee of the Steven R. Booher Declaration of Trust dated May 25, 2011 (the "Seller"), providing for the acquisition on June 1, 2012 by the Company of all of the outstanding units of Productive Resources, LLC. ("PRI") held by Seller, for consideration of approximately $12 million in cash, subject to adjustments for closing working capital, cash positions and other customary post-closing events. The consideration is being satisfied using $10 million of the Company’s existing cash resources and revolving line of credit, as well as a $2 million note payable.

A copy of the UPA is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary description of the terms of the transaction is qualified in its entirety by reference to the UPA.

The Company issued a press release regarding it acquisition of PRI, which is attached as Exhibit 99.1 to this report.

Item 8.01 Other Events.

On June 4, 2012, the Company issued release announcing that it had entered into the UPA. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(c) Exhibits.
See Exhibit Index attached hereto.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

June 4, 2012	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: SVP, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

2.1	Unit Purchase Agreement dated as of June 1, 2012
99.1	Press Release dated June 4, 2012